UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2009

Syms Corp
(Exact name of registrant as specified in its charter)

New Jersey	001-8546	22-2465228
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Syms Way, Secaucus, New Jersey		07094
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(201) 902-9600

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[     ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 5, 2009, Syms Corp. (the “Company") issued a press release regarding its results of operations for the second quarter ended August 29, 2009. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Press release of the Company, dated October 5, 2009 regarding the results of operations.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYMS CORP

By:	/s/ Philip A. Piscopo
Name: Philip A. Piscopo
Title: Vice President and
Chief Financial Officer

Dated: October 7, 2009

EXHIBIT INDEX

Exhibit	Description
99.1	Press release of Syms Corp dated October 5, 2009 regarding the results of operations.